                                                                       Ex. 10.49

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         This FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 5, 2004 by and among (i) Silverleaf Resorts, Inc., a Texas corporation (the "BORROWER"), (ii) Sovereign Bank, a federally chartered savings bank ("SOVEREIGN"), and Liberty Bank, a Connecticut non-stock mutual savings bank, as the Banks (the "BANKS"), and (iii) Sovereign Bank, a federally chartered savings bank, as agent for the Banks (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Banks, and the Agent have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of April 30, 2002, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of September 30, 2002, as amended by the Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of October 1, 2003, and as amended by the Third Amendment to Amended and Restated Revolving Credit Agreement, dated as of December 19, 2003 (the "THIRD AMENDMENT") (as so amended, the "CREDIT AGREEMENT"), pursuant to which the Banks have extended credit to the Borrower on the terms set forth therein;

         WHEREAS, the Borrower has requested that the Banks and the Agent agree to make a clarifying amendment to the definition of "Eligible Consumer Loan Amount" therein and certain other amendments in connection with a repayment of the inventory loan component of the Heller Facility (as defined in the Credit Agreement); and

         WHEREAS, the Banks, the Agent and the Borrower have agreed to make such amendments subject to and on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

         2.       AMENDMENTS TO SECTION 1.1.

         (a)      The definition of "Eligible Consumer Loan Amount" in Section
1.1 of the Credit Agreement is hereby amended by replacing the "and" after clause (i) thereof with "or".

         (b) The definition of "Intercreditor Agreement" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         "Intercreditor Agreement. The Second Amended and Restated Intercreditor Agreement, dated as of March 5, 2004, among the Agent, Textron and Heller and acknowledged and agreed to by the Borrower."

         (c) The definition of "Intercreditor Amendment" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

         3. AMENDMENT TO SECTION 8.19. Section 8.19 of the Credit Agreement is hereby amended by inserting prior to the first sentence thereof the following: "Subject, in the case of the Heller Documents, to the express waiver by the Agent set forth in the Intercreditor Agreement (and subject to the limitations on such waiver set forth therein),". Section 8.19 of the Credit Agreement is further amended by inserting after the last sentence thereof the following: "The Borrower shall promptly provide the Agent with a copy of any amendment to or modification of the Heller Documents."

         4. AMENDMENT TO SECTION 14.1(D). The reference to the ", the Intercreditor Amendment" in Section 14.1(d) of the Credit Agreement is hereby deleted.

         5. INTERCREDITOR AGREEMENT; CONSENT TO LOAN MODIFICATIONS. Each of the Banks hereby authorizes the Agent to execute, deliver and perform the Intercreditor Agreement (the form of which is attached hereto as EXHIBIT A) in its capacity as Agent for the Banks. Each of the Banks consents to the releases of the Collateral by the Agent provided for in the Intercreditor Agreement. Each of the Banks hereby consents to (a) the amendments to and the amendments and restatements of the Textron Documents in the forms attached hereto as EXHIBIT B and (b) the amendments to the Heller Documents in the forms attached hereto as EXHIBIT C.

         6. HELLER RECEIVABLES COLLATERAL. Immediately upon repayment of the Heller Facility, if any Obligation of the Borrower in respect of the Tranche B Loans remains outstanding on such date, the Borrower hereby covenants and agrees that the Borrower will grant to the Agent, for the benefit of the Lenders, a first priority security interest in all of the Notes Receivable and the Mortgages (each such term as defined in the Heller Documents) pledged to Heller to secure to the Heller Facility immediately prior to the repayment in full of such Heller Facility (the "HELLER RECEIVABLES COLLATERAL"). The Borrower hereby covenants and agrees that, prior to repayment in full of the Heller Facility, the Borrower will not, and will not permit any of its Subsidiaries to, create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon the Heller Receivables Collateral, other than in favor of Heller pursuant to the Heller Documents. The Agent and the Banks hereby acknowledge that the Borrower has agreed to grant an identical and equal priority lien on the Heller Receivables Collateral to Textron. The Agent and the Banks hereby acknowledge and agree that (a) until such time as the Heller Facility has been repaid in full, the Agent and the Banks have no title or interest in the Heller Receivables Collateral and (b)

Heller has no duty or obligations to the Agent and the Banks with respect to the Heller Receivables Collateral.

         Notwithstanding the foregoing, in the event that in order to raise the funds necessary to repay the Heller Facility, the Borrower intends to sell the Heller Receivables Collateral into a securitization or to refinance the Heller Facility and pledge the Heller Receivables Collateral to the lender providing such refinancing, the Agent and the Banks hereby acknowledge and agree that the Agent and the Banks shall have no claim with respect to such Notes Receivables under this Section 6 to the extent such Notes Receivable are sold into such a securization or pledged to a lender providing a new revolving credit facility permitted by the terms of this Credit Agreement; provided however, that in the event that the proceeds of the Heller Receivables Collateral received by the Borrower from such sale or refinancing of the Heller Receivables Collateral exceed the Borrower's outstanding obligations under the Heller Facility, then, subject to the terms of the Intercreditor Agreement, the Borrower shall deliver any such excess proceeds to the Agent and any such proceeds shall be applied: first, to reduce the principal of the Tranche B Loans pro rata based upon the respective Tranche A Commitment Percentages of the Banks and second, to reduce the principal of the Tranche A Loans.

         The Borrower hereby agrees to take, at its sole cost and expense, such steps as the Agent may request to deliver the Heller Receivables Collateral to the Agent and to create and perfect the Agent's first priority security interest therein.

         The Borrower and the Agent hereby acknowledge and agree that any obligation of the Agent to act as agent for Heller with respect to any of the Collateral under any of the Loan Documents is hereby discharged. Any failure of the Borrower to comply with this Section 6 shall be an Event of Default under the Credit Agreement.

         7. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until each of the following conditions precedent have been satisfied, as determined by the Agent; provided, however, that the agreement of the Banks set forth in Section 5 of this Agreement shall be effective immediately upon the execution of this Amendment:

                  (a) the Agent shall have received this Amendment duly executed and delivered by the Borrower, the Agent, and the Banks;

                  (b) the Intercreditor Agreement shall have been duly executed and delivered by each of the parties thereto and all of the conditions to the effectiveness of the Intercreditor Agreement shall have been satisfied;

                  (c) Heller shall have duly executed and delivered amendments to the Heller Documents in the forms attached hereto as EXHIBIT C;

                  (d) Textron shall have duly executed and delivered amendments and amendments and restatements of the Textron Documents in forms attached hereto as EXHIBIT B and all of the conditions to the effectiveness of the Textron Amended and

         Restated Inventory Loan Agreement (as defined in the Intercreditor Agreement) shall have been satisfied;

                  (e) the Agent shall have received evidence, satisfactory to it in its sole discretion, that Heller has released all of its liens on the Existing Mortgaged Property; and

                  (f) the Borrower shall have reimbursed the Agent for, or paid directly, all reasonable fees, costs, and expenses incurred by legal counsel to the Agent and legal counsel to Liberty Bank for which the Borrower has received an invoice.

         If the conditions set forth in this Section 7 shall not have been satisfied prior to March 31, 2004, Sections 2(b) and (c), 3, 4, and 6 of this Amendment shall be null and void and of no force or effect.

         7. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrower hereby represents and warrants to the Banks and the Agent as follows:

                  (a) Representations and Warranties in Credit Agreement. Each of the representations and warranties of the Borrower contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement (including, without limitation, this Amendment) are true, correct and complete as of the date hereof and no Default or Event of Default has occurred and is continuing.

                  (b) Authority, No Conflicts, Etc. The execution, delivery and performance of this Amendment (i) are within the corporate authority of the Borrower, (ii) have been duly authorized by all necessary corporate proceedings on behalf of the Borrower, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule, or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license, or permit applicable to the Borrower, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or any agreement or other instrument binding upon the Borrower. The execution, delivery, and performance of this Amendment will result in a valid and legally binding obligation of the Borrower enforceable against it in accordance with the terms and provisions hereof.

                  (c) No Material Adverse Change; No Distributions. Except as otherwise disclosed by the Borrower to the Banks in writing and except for any adverse effects caused by the $28,711,000 increase in the Borrower's loan loss reserve for the fiscal quarter ended March 31, 2003, and subject to the qualifications set forth in Section 6.6.2 of the Credit Agreement, since December 31, 2002, there has occurred no materially adverse change in the financial condition or business of the Borrower and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2002, or the consolidated statement of income as of such date, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrower or any of its Subsidiaries. Since September 30, 2001, the Borrower has not made any Distribution.

                  (d) Litigation. Except as set forth Schedule 8(d) hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrower or any of its Subsidiaries or materially impair the right of the Borrower or any of its Subsidiaries, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower, or which question the validity of the Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

         8. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment does not constitute an amendment or waiver of any term or condition of the Credit Agreement or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Agent or any Bank to grant any similar or other future amendments of any of the provisions of the Credit Agreement or the other Loan Documents. Nothing contained herein shall in any way prejudice, impair or otherwise adversely affect any rights or remedies of the Agent and the Banks under the Credit Agreement or any other Loan Document.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which taken together shall constitute one agreement.

         10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         11. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of law.

         12. RELEASE. In order to induce the Agent and the Banks to enter into this Amendment, the Borrower acknowledges and agrees that: (I) the Borrower has no claims or causes of action against either the Agent or any Bank (or any of their respective directors, officers, employees or agents); (ii) the Borrower has no offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to either the Agent or any Bank; and
(iii) each of the Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower. The Borrower wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect either of the Agent's or any Bank's rights, interests, contracts, collateral security or remedies. Therefore, the Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent or any Bank to the Borrower, except the obligations to be performed by the Agent or any Bank on or after the date hereof as expressly stated in the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower might otherwise have against the Agent, any Bank or any of their respective directors, officers, employees or agents, in either case (A) or (B), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal to be effective as of the date first above written.

                                          BORROWER:

                                          SILVERLEAF RESORTS, INC.

                                          By: /s/ HARRY J. WHITE, JR.
                                             -----------------------------------
                                           Name: Harry J. White, Jr.
                                           Title: CFO

                                          AGENT AND BANK:

                                          SOVEREIGN BANK

                                          By: /s/ JOHN BAER
                                             -----------------------------------
                                           Name: John Baer
                                           Title: Vice President

                                          BANK:

                                          LIBERTY BANK

                                          By: /s/ JASON GORDON
                                             -----------------------------------
                                           Name: Jason Gordon
                                           Title: Vice President

List of Exhibits and Schedules:
Schedule 8(d) Litigation
Exhibit A         Second Amended and Restated Intercreditor Agreement
Exhibit B         Amendments to Textron Documents
Exhibit C         Amendments to Heller Documents